                                                                    EXHIBIT 24.1
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT that the undersigned Director of Sofamor Danek Group, Inc., an Indiana corporation, hereby constitutes and appoints J. Mark Merrill, George G. Griffin III and Richard E. Duerr, Jr., and each of them, his true and lawful agents and attorneys-in-fact, for him and in his name, place and stead in any and all capacities, to sign for the undersigned the Annual Report of the company on Form 10-K for the fiscal year ended December 31, 1997 to be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or in any one or more of them, as herein authorized.

         WITNESS MY SIGNATURE, this 9th day of March, 1998.



                                             /s/ Yves Paul Cotrel, M.D.
                                             -----------------------------------
                                             Yves Paul Cotrel, M.D.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT that the undersigned Director of Sofamor Danek Group, Inc., an Indiana corporation, hereby constitutes and appoints J. Mark Merrill, George G. Griffin III and Richard E. Duerr, Jr., and each of them, his true and lawful agents and attorneys-in-fact, for him and in his name, place and stead in any and all capacities, to sign for the undersigned the Annual Report of the company on Form 10-K for the fiscal year ended December 31, 1997 to be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or in any one or more of them, as herein authorized.

         WITNESS MY SIGNATURE, this 9th day of March, 1998.



                                             /s/ Samuel F. Hulbert
                                             -----------------------------------
                                             Samuel F. Hulbert, Ph.D.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT that the undersigned Director of Sofamor Danek Group, Inc., an Indiana corporation, hereby constitutes and appoints J. Mark Merrill, George G. Griffin III and Richard E. Duerr, Jr., and each of them, his true and lawful agents and attorneys-in-fact, for him and in his name, place and stead in any and all capacities, to sign for the undersigned the Annual Report of the company on Form 10-K for the fiscal year ended December 31, 1997 to be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or in any one or more of them, as herein authorized.

         WITNESS MY SIGNATURE, this 9th day of March, 1998.



                                             /s/ Marie-Helene Plais
                                             -----------------------------------
                                             Marie-Helene Plais, M.D.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT that the undersigned Director of Sofamor Danek Group, Inc., an Indiana corporation, hereby constitutes and appoints J. Mark Merrill, George G. Griffin III and Richard E. Duerr, Jr., and each of them, his true and lawful agents and attorneys-in-fact, for him and in his name, place and stead in any and all capacities, to sign for the undersigned the Annual Report of the company on Form 10-K for the fiscal year ended December 31, 1997 to be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or in any one or more of them, as herein authorized.

         WITNESS MY SIGNATURE, this 9th day of March, 1998.



                                             /s/ George F. Rapp, M.D.
                                             -----------------------------------
                                             George F. Rapp, M.D.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT that the undersigned Director of Sofamor Danek Group, Inc., an Indiana corporation, hereby constitutes and appoints J. Mark Merrill, George G. Griffin III and Richard E. Duerr, Jr., and each of them, his true and lawful agents and attorneys-in-fact, for him and in his name, place and stead in any and all capacities, to sign for the undersigned the Annual Report of the company on Form 10-K for the fiscal year ended December 31, 1997 to be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or in any one or more of them, as herein authorized.

         WITNESS MY SIGNATURE, this 9th day of March, 1998.



                                             /s/  Robert A. Compton
                                             -----------------------------------
                                             Robert A. Compton

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT that the undersigned Director of Sofamor Danek Group, Inc., an Indiana corporation, hereby constitutes and appoints J. Mark Merrill, George G. Griffin III and Richard E. Duerr, Jr., and each of them, his true and lawful agents and attorneys-in-fact, for him and in his name, place and stead in any and all capacities, to sign for the undersigned the Annual Report of the company on Form 10-K for the fiscal year ended December 31, 1997 to be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or in any one or more of them, as herein authorized.

         WITNESS MY SIGNATURE, this 9th day of March, 1998.



                                             /s/ L. D. Beard
                                             -----------------------------------
                                             L. D. Beard

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT that the undersigned Director of Sofamor Danek Group, Inc., an Indiana corporation, hereby constitutes and appoints J. Mark Merrill, George G. Griffin III and Richard E. Duerr, Jr., and each of them, his true and lawful agents and attorneys-in-fact, for him and in his name, place and stead in any and all capacities, to sign for the undersigned the Annual Report of the company on Form 10-K for the fiscal year ended December 31, 1997 to be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or in any one or more of them, as herein authorized.

         WITNESS MY SIGNATURE, this 9th day of March, 1998.



                                             /s/ George W. Bryan, Sr.
                                             -----------------------------------
                                             George W. Bryan, Sr.